UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Ocean Bio-Chem, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

OCEAN BIO-CHEM, INC.

4041 S. W. 47th Avenue

Fort Lauderdale, Florida 33314

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

The Annual Meeting of Shareholders of Ocean Bio-Chem, Inc. will be held on Friday, June 3, 2022 at 10:00 a.m., Eastern Time, at our corporate offices located at 4041 S. W. 47th Avenue, Fort Lauderdale, Florida for the following purposes:

1.	To elect eight directors to serve until the annual meeting of shareholders in 2023 or until their respective successors have been duly elected and qualified;

2.	To vote on a proposal to ratify the appointment of Accell Audit & Compliance, P.A. as the Company’s independent registered public accounting firm for 2022;

3.	To vote, on an advisory basis, on a proposal to approve the compensation of our named executive officers;

4.	To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on April 11, 2022 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof.

We plan to hold the Annual Meeting in person. However, we are actively monitoring the coronavirus (COVID-19) pandemic. We are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold the Annual Meeting in person, we will announce through a press release alternative arrangements for the Annual Meeting as promptly as practicable, which may include holding the Annual Meeting solely by means of remote communication. Please monitor our investor relations website at https://obci.co/investors for updated information. If you are planning to attend the Annual Meeting, please check the website https://obci.co/investors prior to the meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting in person, we encourage you to complete and return your proxy card or voting instruction form at your earliest convenience. Shareholders of record also may vote by telephone by calling 1-800-652-VOTE (8683) or via the internet at www.investorvote.com/OBCI.

By Order of the Board of Directors

/s/ Peter G. Dornau
Peter G. Dornau
Chairman and Chief Executive Officer

Fort Lauderdale, Florida

April 11, 2022

We are using Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders via the Internet. We believe that these rules allow us to provide our shareholders with the information they need, while lowering the costs of printing and delivery and reducing the environmental impact of our Annual Meeting.

OCEAN BIO-CHEM, INC.

4041 S. W. 47th Avenue

Fort Lauderdale, Florida 33314

PROXY STATEMENT

General

We are providing this proxy statement in connection with the solicitation by the Board of Directors of Ocean Bio-Chem, Inc. of proxies to be voted at our Annual Meeting of Shareholders and at any postponement or adjournment of the meeting. Our Annual Meeting will be held at 10 a.m., Eastern Time, on June 3, 2022, at our corporate offices located at 4041 S.W. 47th Avenue, Ft. Lauderdale, Florida.

We plan to hold the Annual Meeting in person. However, we are actively monitoring the coronavirus (COVID-19) pandemic. We are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold the Annual Meeting in person, we will announce through a press release alternative arrangements for the Annual Meeting as promptly as practicable, which may include holding the Annual Meeting solely by means of remote communication. Please monitor our investor relations website at https://obci.co/investors for updated information. If you are planning to attend the Annual Meeting, please check the website https://obci.co/investors prior to the meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.

We will begin distribution and electronic availability of this proxy statement and proxy card on or about April 11, 2022.

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each shareholder of record or beneficial owner, we are furnishing our proxy materials (proxy statement for Annual Meeting, proxy card and 2021 Annual Report to Shareholders) by providing access to these materials on the Internet. Our shareholders will not receive printed copies of the proxy materials unless they request this form of delivery. Printed copies will be provided upon request at no charge.

A Notice of Meeting and Internet Availability of Proxy Materials (“Notice of Internet Availability”) will be mailed to our shareholders on or about April 11, 2022. We are providing the Notice of Internet Availability in lieu of mailing the printed proxy materials and are instructing our shareholders as to how they may: (1) access and review our proxy materials on the Internet; (2) submit their proxy; and (3) receive printed proxy materials. Shareholders may request to receive printed proxy materials by mail or electronically by e-mail on an ongoing basis by following the instructions in the Notice of Internet Availability. We believe that providing future proxy materials by e-mail will save us some of the costs associated with printing and delivering the materials and reduce the environmental impact of our annual meetings. A request to receive proxy materials in printed form by mail or by e-mail will remain in effect until such time as the shareholder elects to terminate it.

Solicitation of proxies on behalf of the Board of Directors may be made by our employees, without additional compensation through the mail, by e-mail or other form of electronic communication, in person or by telephone. We will pay all costs of the solicitation. We also will reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners

Outstanding Securities and Voting Rights

Only holders of record of our common stock at the close of business on April 11, 2022, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On the record date, 9,509,799 shares of our common stock were outstanding.

Each holder of record of our common stock as of the record date is entitled to cast one vote per share. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of votes cast. For purposes of the vote at the Annual Meeting, this means that the eight nominees with the highest number of votes will be elected. Except as noted below, under Florida law, action on a matter other than the election of directors generally is approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Therefore, abstentions, although counted for purposes of determining whether there is a quorum, will have no effect on the vote. In addition, where brokers are prohibited from exercising discretionary authority in voting on a matter because beneficial owners have not provided voting instructions (commonly referred to as “broker non-votes”), the broker-non votes will have no effect on the vote. However, if shares are deemed represented for any purpose at the meeting (for example, with respect to a matter for which a broker is permitted to exercise discretionary voting authority), the shares will be counted for purposes of determining whether there is a quorum at the meeting.

How to Vote

The process for voting your shares depends on how your shares are held. Generally, you may hold shares as a “record holder” or as a “beneficial owner.” If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered a record holder with respect to such shares. If your shares are held through a bank, broker or other nominee rather than directly in your own name, you are considered a beneficial owner of the shares.

Voting by Shareholders of Record

If you are a record holder, you may vote through any of the following methods:

●	attend the Annual Meeting and submit a ballot;

●	sign and date each proxy card you receive and return it in the prepaid envelope included in your proxy materials;

●	vote by telephone by calling 1-800-652-VOTE (8683);

●	vote via the internet at www.investor.vote.com/OBCI.

Shares for which voting instructions are provided by properly executed and returned proxy cards or via telephone or the internet will be voted at the Annual Meeting in accordance with the instructions provided. If a proxy is provided without voting instructions, the shares represented by the proxy will be voted FOR the election of each of the eight nominees for election as director named in this proxy statement, FOR ratification of the appointment of Accell Audit & Compliance, P.A. as our independent registered public accounting firm for 2022, and FOR approval, on an advisory basis, of the compensation of our named executive officers. You may revoke your proxy at any time prior to its use by delivering or mailing to our Corporate Secretary at the address listed above a signed notice of revocation or a later-dated signed proxy, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy.

Voting by Beneficial Owners

If your shares are held through a broker, bank or other nominee, please refer to the instructions provided by that firm for voting your shares, including information as to whether the firm offers internet or telephone voting. If you want to vote those shares in person at the Annual Meeting, you must bring a signed proxy from the broker, bank or other nominee, indicating that you were a beneficial owner of shares as of the close of business on April 11, 2022, as well as the number of shares of which you were the beneficial owner on the record date, and appointing you as the record holder’s proxy to vote the shares covered by that proxy at the Annual Meeting.

Under New York Stock Exchange (“NYSE”) rules for member organizations, a broker holding shares for the account of a beneficial owner is not permitted to vote the shares on the election of directors, on the advisory vote on executive compensation or on the advisory vote on the frequency of the advisory vote on compensation of our named executive officers unless it receives voting instructions from the beneficial owner. Although Ocean-Bio Chem is listed on the Nasdaq Capital Market, the NYSE rules affect us because most brokers through which our common stock is held are members of the NYSE. Therefore, if your shares are held by a broker, it is important that you provide voting instructions to your broker so that your vote with respect to these matters is counted.

If you wish to revoke your voting instructions, you should contact the broker, bank or other nominee through which your shares are held for information on how to revoke your voting instructions.

Important Notice Regarding Availability of Proxy Materials for the Annual Meeting to be held on June 3, 2022:

The Proxy Statement and the 2021 Annual Report to Shareholders are available at http://materials.proxyvote.com/674631.

PROPOSAL 1. ELECTION OF DIRECTORS

Nominees for Election and Executive Officers

At the annual meeting, eight directors are to be elected for a term expiring at our 2022 annual meeting or until their successors have been duly elected and qualified. Four of our directors also are our executive officers.

The Board of Directors (sometimes referred to below as the “Board”) believes that its nominees described below will be able to serve as directors, if elected. If any nominee is unable to serve, proxies will be voted for the election of such other person as the Board of Directors may recommend, unless the Board of Directors reduces the number of directors.

Set forth below is certain information concerning the nominees for election as directors:

Name	Position With the Company	Age

Peter G. Dornau	Chairman of the Board, President and Chief Executive Officer	82
Jeffrey S. Barocas	Vice President – Finance, Chief Financial Officer and Director	74
Gregor M. Dornau	Executive Vice President - Sales & Marketing and Director	53
William W. Dudman	Vice President – Chief Operating Officer, Secretary and Director	57
Diana M. Conard	Director	51
James M. Kolisch	Director	71
Kimberly A. Krause	Director	52
John B. Turner	Director	75

Peter G. Dornau is our co-founder and has served as our Chairman of the Board, President and Chief Executive Officer since 1973.

Jeffrey S. Barocas joined our company in December 2006 and has been our Vice President - Finance and Chief Financial Officer since March 2007. Prior to joining Ocean Bio-Chem, Inc., he was Chief Financial Officer of Quality Communications of Florida. He has been a director since August 2007.

Gregor M. Dornau has been our Executive Vice President - Sales & Marketing since August 2007. He has been employed by us since 1990 and has been a director since August 2007. He is the son of Peter G. Dornau.

William W. Dudman joined our company in April 2004 as our Vice President - Operations and Secretary. Effective January 1, 2018, he became our Chief Operating Officer. Prior to joining Ocean Bio-Chem, Inc., he held various management positions within the marine products industry. He has been a director since August 2007.

Diana M. Conard has been a director since April 2011. Ms. Conard has served in several capacities for Franklin Templeton Investments since 2009, including Director of Multi-Asset Solutions since July 2013. Ms. Conard serves as Chairperson of the Audit Committee and serves on the Equity Grant Committee.

James M. Kolisch has been a director since May 1998. Mr. Kolisch serves as Regional Executive Vice President of USI Insurance Services, LLC., which sources most of our insurance needs. He has been employed at USI and its predecessor company for approximately 30 years.

Kimberly A. Krause has been a director since July 2016. Ms. Krause has served as First Vice President of the Foundations and Endowments Specialty Practice since 2011 for Sun Trust Bank Inc. which is now part of Truist Financial Corporation. In that capacity, she is responsible for day-to-day portfolio monitoring, investment policy development and review, and strategic consulting for public and private non-profit organizations. Previously, she served as Vice President and Institutional Relationship Manager for Franklin Templeton Institutional, where she was responsible for servicing large endowments and foundations, as well as public and corporate defined benefit and defined contribution plans. Ms. Krause is a Chartered Financial Analyst. Ms. Krause serves on the Audit Committee and the Equity Grant Committee.

John B. Turner has been a director since June 2000. He is currently retired. Prior to his retirement in March 1995, he was an insurance executive with Prudential Insurance Corp. for over 25 years. Mr. Turner serves as Chairperson of the Equity Grant Committee and serves on the Audit Committee.

Messrs. Peter Dornau, Gregor Dornau, Barocas and Dudman are executive officers of our company and have intimate knowledge of, and provide valuable perspectives to the entire Board regarding, our sales, marketing, operations and finance. Ms. Conard’s background as an executive with Franklin Templeton Investments and Ms. Krause’s experience in portfolio administration for public and private non-profit organizations enables each of them to provide valuable insights to both the Board and the Audit Committee on financial matters. Mr. Kolisch’s experience assisting our company in locating appropriate insurance coverage enables him to provide insights regarding risk management of our assets and operations. Mr. Turner’s insurance and business experience enables him also to contribute meaningfully to the Board’s risk assessments.

All directors serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. Each executive officer serves at the discretion of the Board of Directors.

The Board of Directors unanimously recommends a vote FOR each of its nominees for election as a director.

CORPORATE GOVERNANCE

Board Independence

The Board of Directors has determined that each of Diana M. Conard, Kimberly A. Krause and John B. Turner is an independent director within the meaning of the rules of The Nasdaq Stock Market, which we refer to as “Nasdaq.” In addition, the Board has determined that each of the members of the Audit Committee is also independent within the meaning of Nasdaq rules, including additional independence requirements relating to audit committee members. Because Peter G. Dornau, our President and Chief Executive Officer, directly and indirectly beneficially owns a majority of our shares, we qualify as a “controlled company” under Nasdaq rules and, accordingly, we are exempt from requirements to have a majority of independent directors; to have compensation of executive officers determined or recommended to the Board of Directors by a majority of the independent directors or by a compensation committee consisting solely of independent directors; or to have director nominees selected by or recommended to the Board of Directors by a majority of the independent directors or by a nominations committee comprised solely of independent directors.

In light of these exemptions, and because we believe that, under the circumstances, it is appropriate for Mr. Peter Dornau to participate meaningfully in determinations regarding executive compensation and selection of nominees for election to the Board of Directors, we are of the view that it is appropriate not to have compensation or nominations committees. All directors participate in consideration of executive officer compensation and director nominations, although grants of equity awards are subject to approval of the Equity Grant Committee.

Executive Sessions of Independent Directors

Executive sessions of independent directors are held at least four times a year telephonically, and the directors meet in person when deemed appropriate.

Board Leadership Structure and Risk Oversight

Peter G. Dornau, our Chairman of the Board, also is our Chief Executive Officer. We believe that it is appropriate for Mr. Dornau to serve both as our Chairman of the Board and Chief Executive Officer because, as a co-founder of our company and Chief Executive Officer for over 45 years, he is intimately familiar with our business and most capable of effectively identifying strategic priorities and leading directors’ discussions on important matters relating to our business operations. We do not have a lead independent director.

The Board, principally through the Audit Committee, addresses risk oversight of Ocean Bio-Chem, Inc. through discussion with management concerning risk issues, typically during the course of Audit Committee meetings. We do not believe this process has a material effect on our leadership structure.

Board of Directors and Board Committees

The Board of Directors held one meeting during 2021. Each director attended at least 75% of the aggregate number of meetings of the Board and the Board committees, if any, of which the director was a member during 2021. The Board encourages directors to attend our annual meeting of shareholders. All of our directors attended the 2021 annual meeting of shareholders.

Audit Committee

The members of the Audit Committee are Ms. Conard (Chairperson), Ms. Krause and Mr. Turner. The Audit Committee assists the Board in fulfilling its oversight responsibility relating to our financial reports and financial reporting process; the independence and performance of our independent auditors; the adequacy of our internal controls; and our compliance with legal and regulatory requirements. The charter of the Audit Committee is available on our website https://obci.co/audit-committee-charter.

The Board of Directors has determined that Ms. Conard is an “audit committee financial expert,” as that term is defined in SEC regulations.

The Audit Committee held seven meetings during 2021.

Equity Grant Committee

The members of the Equity Grant Committee are Mr. Turner (Chairperson) and Mses. Conard and Krause. The Equity Grant Committee administers our equity compensation plans and authorizes awards under those plans. The Equity Grant Committee did not meet in 2021 but took action by unanimous written consent.

 Board Diversity

Pursuant to the Nasdaq’s Board Diversity Rules, below is the Board Diversity Matrix outlining diversity statistics regarding our Board. In addition to reporting the required gender and demographic information, we recognize the value of other diverse attributes that directors may bring to our Board, including veterans of the U.S. Military. We are proud to report that of our eight current directors, two are also military veterans.

Board Diversity Matrix (as of April 11, 2022)

	Female	Male
Total Number of Directors	8
Part I: Gender Identity
Directors	2	6
Part II: Demographic Background
Hispanic	1	0
White	1	6
Military Veterans	0	2

Director Nominations

Directors are not required to meet any specific or minimum qualifications or diversity criteria to be eligible for nomination. The Board attempts to identify persons who have the requisite experience and expertise to contribute meaningfully to our company.

The Board will consider shareholder recommendations of candidates for nomination to the Board of Directors. Recommendations by shareholders must be in writing, must include the full name of the proposed candidate, a brief description of the proposed candidate’s business experience for at least the previous five years, and a representation that the recommending shareholder is a beneficial or record owner of our common stock. Any recommendation must also be accompanied by the written consent of the proposed candidate to be named as a nominee and serve as a director if elected. Recommendations must be delivered to the Board at the following address:

Board of Directors

Ocean Bio-Chem, Inc.

4041 SW 47th Avenue

Fort Lauderdale, Florida 33314

The Board may seek additional information regarding the candidate and the shareholder recommending the candidate. All potential candidates will be considered in the same manner regardless of the source of the recommendation.

Communications with the Board

Shareholders and other interested persons may communicate with the Board of Directors by writing to: Board of Directors, c/o Corporate Secretary, Ocean Bio-Chem, Inc., 4041 S.W. 47th Avenue, Fort Lauderdale, Florida 33314. In addition, shareholders and other interested parties may contact the Audit Committee to report complaints about our accounting, internal accounting controls or auditing matters by writing to: Audit Committee, c/o Corporate Secretary, Ocean Bio-Chem, Inc., 4041 S.W. 47th Avenue, Fort Lauderdale, Florida 33314. In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board, unless the communications relate to accounting, internal accounting controls or auditing matters, in which case they will be referred to the Chairperson of the Audit Committee. In the case of communications addressed to any particular director, the Corporate Secretary will send appropriate shareholder communications to the director. In the case of communications addressed to the Audit Committee, the Corporate Secretary will send appropriate shareholder communications to the Chairperson of the Audit Committee.

You can report your concerns to the Board of Directors, the independent directors or the Audit Committee anonymously or confidentially.

Code of Ethics

We have a Code of Ethics applicable to all of our officers, other employees and directors. The Code of Ethics is available on our website at https://obci.co/code-of-ethics. We intend to satisfy the disclosure requirements regarding any amendment to, or waiver from, a provision of our Code of Ethics by disclosing such matters in the “About Us” section of our website, https://obci.co.

Compensation of Directors

Each director who is not an employee of the Company receives fees of $1,000 for attendance in person at each meeting of the Board of Directors, and $400 for attendance at each meeting of a Board committee in person or by telephone. In addition, each non-employee director receives an annual award under our 2015 Equity Compensation Plan of 1,000 shares of our common stock, payable following the annual meeting of shareholders.

The following table provides information regarding compensation for our non-employee directors in 2021. The table does not include amounts for reimbursement of expenses related to attending Board or Board committee meetings. The table also does not include compensation for Messrs. Peter Dornau, Gregor Dornau, Barocas and Dudman, our executive officers, whose compensation is included in the Summary Compensation Table on the following page.

DIRECTOR COMPENSATION - 2021

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Kimberly A. Krause	$3,800	$13,945	-	-	-	-	$17,745
James M Kolisch	$1,000	$13,945	-	-	-	-	$14,945
Diana M. Conard	$3,800	$13,945	-	-	-	-	$17,745
John B. Turner	$3,800	$13,945	-	-	-	-	$17,745

(1)

The amount shown in this column for each director is equal to the grant date fair value of the stock award granted to the director, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. All stock awards vested immediately upon grant.  See Note 11 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.

SUMMARY COMPENSATION TABLE – 2021

The following table sets forth information regarding the compensation for 2021 and 2020 with respect to our Chief Executive Officer, Chief Financial Officer and each of our other executive officers. We sometimes refer to these persons as the “named executive officers.”

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Peter G. Dornau	2021	222,451	65,000	69,120	-	-	-	-	356,571
Chief Executive Officer	2020	208,053	50,500	60,412	-	-	-	-	318,965

Gregor M. Dornau	2021	306,710	45,000	36,720	-	-	-	-	388,430
Executive Vice President – Sales & Marketing	2020	261,834	35,500	31,579	-	-	-	-	328,913

Jeffrey S. Barocas	2021	220,760	45,000	36,720	-	-	-	-	302,480
Chief Financial Officer	2020	216,394	35,500	31,579	-	-	-	-	283,473

William Dudman	2021	223,390	45,000	36,720	-	-	-	-	305,110
Chief Operating Officer	2020	213,877	35,500	31,579	-	-	-	-	280,956

(1)	Our named executive officers, with the exception of Gregor M. Dornau, devote a portion of their time to companies affiliated with Peter G. Dornau, our Chairman, President and Chief Executive Officer. The amounts shown in this column include amounts which have been allocated to these companies. In 2021, $57,400, $45,400, and $69,500 of the salaries of Peter G. Dornau, Jeffrey S. Barocas, and William Dudman, respectively, were allocated to the affiliated companies. In 2020, $69,973, $42,456, and $70,264 of the salaries of Peter G. Dornau, Jeffrey S. Barocas, and William Dudman, respectively, were allocated to the affiliated companies

(2)

The amount shown in this column for each named executive officer is equal to the grant date fair value of the stock award granted to the executive, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. All stock awards vested immediately upon grant.  See Note 11 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END – 2021

At December 31, 2021, a stock award of 6,400 shares awarded to Peter Dornau our Chairman, President and CEO was still outstanding.

EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2021

  The following table sets forth specified information regarding our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	--	$--	117,250
Equity compensation plans not approved by security holders	--	--	--
Total	--	$--	117,250

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning ownership of our common stock as of March 31, 2022 by (i) each shareholder that has indicated in public filings that the shareholder beneficially owns more than five percent of our common stock; (ii) each director and each nominee for election as a director; (iii) each executive officer named in the Summary Compensation Table above; and (iv) all directors and executive officers as a group. Except as otherwise noted, each person listed below, either alone or together with members of the person’s family sharing the same household, had sole voting and investment power with respect to the shares listed next to the person’s name.

Name	Shares Beneficially Owned		Percent of Class (1)
Peter G. Dornau	4,802,970	(2)	50.5%
Jeffrey S. Barocas	179,331		1.9%
William W. Dudman	256,910		2.7%
Gregor M. Dornau	456,878		4.8%
James M. Kolisch	72,266		*
John B. Turner	80,272		*
Diana M. Conard	5,973		*
Kimberly A. Krause	5,000		*
All directors and executive officers as a group (8 persons)	5,859,600		61.6%
Veradace Partners, L.P. (3)	713,933		7.5%

*	Less than one percent.

(1)	Applicable percentage of ownership is based on 9,509,799 shares of our common stock outstanding as of March 31, 2022. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and means voting or investment power with respect to securities. Shares of our common stock issuable upon the exercise of stock options that are exercisable currently or within 60 days of March 31, 2022 are deemed outstanding and to be beneficially owned by the person holding such option for purposes of computing such person’s percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Includes 4,537,628 shares held by the Peter Dornau Family, LLC, a Florida limited liability company of which Mr. Peter Dornau is the sole managing member. Mr. Peter Dornau’s address is Ocean Bio-Chem, Inc., 4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314. The Peter Dornau Family LLC’s address is c/o Peter G. Dornau, at the address listed in the previous sentence.

(3)	Veradace Partners, L.P. (the “Fund”) is the record and direct beneficial owner of the shares. As the investment adviser to the Fund, Veradace Capital Management LLC (“Verdace”) may be deemed to beneficially own the securities covered by this statement. Alexander Vezendan, and John Conlin are the principals of, and may be deemed to beneficially own securities owned by, the Fund and Veradace. Such persons and entities have shared voting and dispositive power with respect to these shares. The business address of such persons and entities is located at 2626 Cole Avenue, Dallas, Texas, 75204. The information in this note was derived from a Schedule 13G filed with the SEC by such persons and entities on February 15, 2022.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

During 2021, as in previous years, we sold products to companies affiliated with Peter G. Dornau, our Chairman, President and Chief Executive Officer. The affiliated companies distribute the products outside of the United States and Canada. We also provide administrative services to the affiliated companies and pay certain business- related expenditures for the affiliated companies, for which we are reimbursed by the affiliated companies. Sales to the affiliated companies aggregated approximately $2,373,000 and $2,212,000 during the years ended December 31, 2021 and 2020, respectively. Fees for administrative services aggregated approximately $841,000 and $871,000, and amounts billed to the affiliated companies to reimburse us for business related expenditures that we made on behalf of the affiliated companies aggregated approximately $123,000 and $199,000 for the years ended December 31, 2021 and 2020, respectively. At December 31, 2021 and 2020, we had accounts receivable from the affiliated companies of approximately $1,212,000 and $1,496,000, respectively. In 2022, we expect these trends regarding sales to the affiliated companies to continue, along with the administrative services, reimbursable expenses, and accounts receivable due from the affiliated companies.

An entity that is owned by Mr. Peter Dornau provides several services to us. Under this arrangement, we paid the entity an aggregate of $85,000($48,000 for research and development, $32,000 for charter boat services that we used to provide sales incentives for customers and $5,000 for the production of television commercials) and $77,000($48,000 for research and development, $9,000 for charter boat services that we used to provide sales incentives for customers and $20,000 for the production of television commercials) for the years ended December 31, 2021 and 2020, respectively. In 2022, we expect the payments under this arrangement to continue.

We lease our executive offices and warehouse facilities in Fort Lauderdale, Florida from an entity controlled by Mr. Peter Dornau. The lease, as extended through December 31, 2023, requires an annual minimum base rent of $94,800 and provides for a maximum annual 2% increase in subsequent years, although the entity has not raised the minimum base rent since we entered into a previous lease agreement with the entity in 1988. Additionally, the leasing entity is entitled to reimbursement of all taxes, assessments, and any other expenses that arise from ownership. Each of the parties to the lease has agreed to review the terms of the lease every three years if requested by the other party. Operating lease expense was approximately $97,000 and $98,000 for the years ended December 31, 2021 and 2020, respectively. We believe that our rental payments under the lease are below prevailing market rates.

James M. Kolisch, one of our directors, is Regional Executive Vice President of USI Insurance Services, LLC (“USI”), an entity from which we source most of our insurance needs at an arm’s length competitive basis. During the years ended December 31, 2021 and 2020, we paid an aggregate of approximately $1,933,000 and $1,365,000, respectively, in insurance premiums on policies obtained through USI. In 2022, we plan on continuing to source most of our insurance needs through USI.

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board in its oversight of the integrity of Ocean Bio-Chem, Inc.’s financial statements and compliance with legal and regulatory requirements. Management has responsibility for preparing the financial statements and for the financial reporting process. In addition, management has the responsibility to assess the effectiveness of Ocean Bio-Chem, Inc.’s internal control over financial reporting. Accell Audit & Compliance, P.A., Ocean Bio-Chem, Inc.’s independent registered public accounting firm, is responsible for expressing an opinion on the conformity of Ocean Bio-Chem’s audited financial statements to accounting principles generally accepted in the United States of America and on whether the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of Ocean Bio-Chem, Inc.

In this context, the Audit Committee has:

(1)	reviewed and discussed with management and Accell Audit & Compliance, P.A. the audited financial statements and Ocean Bio-Chem, Inc.’s internal control over financial reporting.

(2)	discussed with Accell Audit & Compliance, P.A. the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, “Communications with Audit Committees.”

(3)	received the written disclosures and the letter from Accell Audit & Compliance, P.A. required by applicable requirements of the Public Company Accounting Oversight Board regarding Accell Audit & Compliance, P.A.’s communications with the Audit Committee concerning independence, and discussed with Accell Audit & Compliance, P.A. that firm’s independence.

Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Ocean Bio-Chem, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the Securities and Exchange Commission.

Diana M. Conard, Chairperson

Kimberly A. Krause

John B. Turner

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Accell Audit & Compliance, P.A. (“Accell”) as our independent registered public accounting firm for 2022. Although shareholder ratification of the appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Accell to our shareholders for ratification to enable shareholders to participate in this important decision. If our shareholders do not ratify the Audit Committee’s selection, the Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee may select a different independent registered public accounting firm at any time during the year if it determines that selection of a different firm would be in the best interests of our company. Representatives of Accell are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR ratification of the appointment of Accell.

Fees Paid to Independent Registered Public Accounting Firm

Fees related to the 2021 and 2020 fiscal year payable to Accell are set forth in the table below:

	2021	2020
Audit Fees	$76,000	$73,500
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees (1)	8,000	7,500
Total Fees	$84,000	$81,000

(1)	The fees relate to Accell’s audit of our 401(k) plan’s financial statements.

The Board of Directors unanimously recommends a vote FOR ratification of the appointment of Accell as our independent public accounting firm for 2022.

PROPOSAL 3. ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Section 14A of the Securities Exchange Act of 1934 enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. Specifically, these rules address the information we must provide in the compensation tables and related disclosures included in this proxy statement.

As indicated in the compensation tables included in this proxy statement, we have structured our compensation program to reflect the size of our operations. While we believe that our executive compensation is modest, we design our compensation with a view towards retaining our executives, motivating them to devote their efforts towards profitable growth of our businesses and aligning their interests with those of our shareholders.

Accordingly, the Board recommends that our shareholders vote in favor of the following resolution:

RESOLVED, that the shareholders of Ocean Bio-Chem, Inc. approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related materials disclosed in the proxy statement for the 2022 Annual Meeting.

This is an advisory vote, which means that the shareholder vote is not binding on us. Nevertheless, we value the opinions expressed by our shareholders and will carefully consider the outcome of the vote when making future compensation decisions for our named executive officers.

The Board of Directors unanimously recommends a vote FOR approval of the compensation of our named executive officers.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries to satisfy delivery requirements for proxy statements and annual reports to shareholders, with respect to two or more shareholders sharing the same address, by delivering a single copy of the materials addressed to those shareholders. This process, commonly referred to as “householding,” is designed to reduce duplicate printing and postage costs. We and some brokers, banks and other nominees may household annual reports to shareholders and proxy materials by delivering a single copy of the materials to multiple shareholders sharing the same address, unless contrary instructions have been received from the affected shareholders.

If you wish in the future to receive a separate annual report to shareholders and proxy statement, or if you received multiple copies of some or all of these materials and would prefer to receive a single copy in the future, you should submit a request to your broker, bank or other nominee if you are a beneficial owner, or to our Corporate Secretary, Ocean Bio-Chem, Inc., 4041 S.W. 47th Avenue, Fort Lauderdale, FL 33314, telephone (954) 587-6280, if you are a record holder. We will send additional copies of the relevant material following receipt of a request for additional copies.

DELINQUENT SECTION 16(a) REPORTS

Under Section 16(a) of the Securities Exchange Act of 1934, our directors, our executive officers and persons holding more than ten percent of our common stock are required to file with the Securities and Exchange Commission initial reports of their ownership of our common stock and reports of changes in such ownership. To our knowledge, based on information furnished to us, all of these filing requirements were satisfied, except that for each of Gregor Dornau, Mr. Barocas sand Mr. Dudman , a Form 4 relating to one transaction was filed one day late.

SHAREHOLDER PROPOSALS

Any shareholder who, in accordance with SEC rules, wishes to present a proposal for inclusion in the proxy materials to be distributed in connection with next year’s annual meeting must submit the proposal to our Corporate Secretary, Ocean Bio-Chem, Inc., 4041 S.W. 47th Avenue, Fort Lauderdale, FL 33314. Shareholder proposals for inclusion in our proxy statement for the 2023 Annual Meeting must be received on or before December 23, 2022 and must comply in all other respects with applicable SEC rules.

Any shareholder who wishes to propose any business to be considered by the shareholders at the 2021 Annual Meeting of Shareholders other than a proposal for inclusion in the proxy statement pursuant to the SEC’s rules, or who wants to nominate a person for election to the board of directors at that meeting, must notify our Corporate Secretary in writing and provide the specified information described in our Bylaws concerning the proposed business or nominee. The notice must be delivered to or mailed to the address set forth in the preceding paragraph and received at our principal executive offices no earlier than February 3, 2023 and no later than March 5, 2023. The requirements for such notice are set forth in our Bylaws, a copy of which can be obtained upon request directed to our Corporate Secretary at the address set forth in the preceding paragraph.

OTHER BUSINESS

We are not aware of any matters, other than as indicated above, that will be presented for action at the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy intend to vote such proxy in their discretion on such matters.

Copies of our Annual Report on Form 10-K for the year ended December 31, 2021, including financial statements and schedules thereto filed with the SEC, but excluding exhibits, are available without charge to shareholders upon written request addressed to Corporate Secretary, Ocean Bio-Chem, Inc., 4041 SW 47th Avenue, Ft. Lauderdale, FL 33314. The Form 10-K includes a list of exhibits to the Form 10-K. Copies of exhibits will be furnished to shareholders upon written request and upon payment of reproduction and mailing expenses.

Ft. Lauderdale, Florida

April 11, 2022

obci
Ocean Bio-Chem, Inc.

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote "FOR" the nominees listed below, and "FOR" Proposals 2 and 3.

+

1. ELECTION OF DIRECTORS:

01 - Jeffrey S. Barocas	02 - Diana M. Conard	03 - Gregor M. Dornau
04 - Peter G. Dornau	05 - William W. Dudman	06 - James M. Kolisch
07 - Kimberly A. Krause	08 - John B. Turner	

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the numbered box(es) to the right that correspond to the number(s) preceding the name(s) of the nominee(s) for whom authority to vote is withheld.

01	02	03	04	05	06	07	08
☐	☐	☐	☐	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below

Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or other fiduciary, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 5 3 9 6 1 0 +

03MHCC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PROXY — OCEAN BIO-CHEM, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS — June 3, 2022

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints Peter G. Dornau and Jeffrey S. Barocas and each of them as proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all the shares of stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Ocean Bio-Chem, Inc. to be held at 4041 S.W. 47th Avenue, Fort Lauderdale, Florida on June 3, 2022 at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, subject to the instructions set forth on this proxy.

The shares represented by this proxy will be voted in accordance with the instructions provided. If no instructions are provided, the shares represented by this proxy will be voted FOR the election of the nominees named in Proposal 1, and FOR Proposals 2 and 3. This proxy also delegates discretionary authority to vote with respect to any other business that may properly come before the meeting or any adjournments or postponements thereof.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

obci
Ocean Bio-Chem, Inc.

VOTE

000004

ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
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C123456789

000000000.000000 ext 000000000.000000 ext
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Your vote matters – here's how to vote!

You may vote online or by telephone instead of mailing this card.

Votes submitted electronically must be received by 3:00 a.m., EST, on June 3, 2022.

Online
Go to **www.investorvote.com/OBCI** or scan the QR code — login details are located in the shaded bar below.

Telephone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote "FOR" the nominees listed below, and "FOR" Proposals 2 and 3.

1. ELECTION OF DIRECTORS:

01 - Jeffrey S. Barocas	02 - Diana M. Conard	03 - Gregor M. Dornau
04 - Peter G. Dornau	05 - William W. Dudman	06 - James M. Kolisch
07 - Kimberly A. Krause	08 - John B. Turner	

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the numbered box(es) to the right that correspond to the number(s) preceding the name(s) of the nominee(s) for whom authority to vote is withheld.

01	02	03	04	05	06	07	08
☐	☐	☐	☐	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below

Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or other fiduciary, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT
1 U P X 5 3 9 6 1 0

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03MHBC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

PROXY — OCEAN BIO-CHEM, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS — June 3, 2022

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints Peter G. Dornau and Jeffrey S. Barocas and each of them as proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all the shares of stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Ocean Bio-Chem, Inc. to be held at 4041 S.W. 47th Avenue, Fort Lauderdale, Florida on June 3, 2022 at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof, subject to the instructions set forth on this proxy.

The shares represented by this proxy will be voted in accordance with the instructions provided. If no instructions are provided, the shares represented by this proxy will be voted FOR the election of the nominees named in Proposal 1, and FOR Proposals 2 and 3. This proxy also delegates discretionary authority to vote with respect to any other business that may properly come before the meeting or any adjournments or postponements thereof.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

C Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐